SEC File No. 333-61831

                          Filed Pursuant to Rule 497(h)

                              Prospectus Supplement
                       (To Prospectus Dated June 30, 2000)

                            PILGRIM PRIME RATE TRUST

                    19,204.330 Shares of Beneficial Interest

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     During the period of August 16 ,2000 through August 17, 2000, Pilgrim Prime Rate Trust (the "Trust") sold 19,204.330 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with Pilgrim Securities, Inc. ("PSI") at a sales price of $8.8870 per share.

Gross Proceeds ...............................  $ 170,669.20
Commission to PSI ............................  $     700.34
Net Proceeds to Trust ........................  $ 169,968.86

     On August 15, 2000, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 8 15/16.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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            The Date of this Prospectus Supplement is August 21, 2000